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EXHIBIT 99
PRESENTATION FOR ANALYSTS AND INVESTORS

Exhibit 99

        Today's NetBank, Inc.

Low-Cost Operations;
High-Return Opportunities

August 2002

Cautionary Statement

Our commentary or responses to questions during this presentation may contain forward-looking statements. Forward-looking statements regarding the intent, belief or current expectations of NetBank, Inc. or its officers can be identified by the use of forward-looking terms. Examples include "may," "will," "should," "believe," "expect," "anticipate," "estimate," "continue" or any other comparable phrasing.

Forward-looking statements made during this presentation are subject to risk and uncertainty. Information about the risks that could cause our results to differ materially from any forward-looking statement is set forth in our public reports filed with the SEC, including our filing of this presentation under Rule 425 of the Securities Act of 1993.

Discussion Points

  •
  Industry Challenges

  •
  Overview of Our Operating History

  •
  Our Market Position Today

  •
  Financial Highlights

  •
  Q&A

Industry Challenges

New Market Landscape

Banks face a completely changed market today. Over the past 30 years, deregulation, competition from non-traditional providers and new service delivery channels have had tremendous impact.

With the commoditization of financial services, consumers are choosing providers who offer them greater flexibility in when and how they manage their finances.

Key Consumer Statistics

  •
  Approximately 550 million people have Internet access today worldwide

  •
  Two million new users came online each month during 2001

  •
  Consumers in the U.S. and Canada represent approximately 36% of total users worldwide

  •
  Women comprise 51%

  •
  Consumers over 50 years of age comprise 30%

  •
  100% of college graduates today classify themselves as active Internet users

[Sources: NUA Internet Surveys (2002), Harris Interactive (2001)]

Online Banking Adoption

Online Bill Pay Adoption

Challenges of Traditional Model

  •
  Product-driven approach

  •
  Must appeal and support services for broad base of consumers with varying demographics

  •
  High-cost, inefficient branch system

  •
  Legacy technology issues

  •
  Support of new service channels represents additional operating costs without generating tangible cost savings

  •
  Fully leveraged balance sheets

  •
  Dependency on fee income to grow revenue

Our Operating History

Company Background

  •
  Founded October 1996

  •
  IPO in June 1997 on Nasdaq National Market under "NTBK" ticker symbol

  •
  Achieved profitability in March 1998 and continued to report modest profits

  •
  Proven success as a low-cost deposit gatherer

Our Customer Profile

  •
  43 years of age

  •
  A time-starved professional who judges value on a combination of convenience and price, not price alone

  •
  Homeowner

  •
  Two-income household

  •
  College educated

Total Deposit Growth

Total Average Balance Growth

Challenges of Internet Model

  •
  No internal source for generating assets, reducing yield

  •
  Low-cost business model and lack of significant lending services provided limited fee income potential

  •
  Few cross-sell opportunities outside of core online banking products

Asset Generation Strategy

  •
  Acquired Market Street Mortgage in June 2001. Market Street Mortgage is a direct-to-consumer prime mortgage lender licensed in 36 states

  •
  Bought Resource Bancshares Mortgage Group, Inc., in March 2002. Resource Bancshares is a wholesale conforming and non-conforming lender that originates loans through a nationwide network of correspondent lenders and brokers

  •
  Combined loan production of $15 billion in 2001

Our Market Position Today

Revolutionary Model

We're still the country's leading Internet bank. But we've also become a highly a diversified financial services provider and asset intermediary.

Our business is better compared with diversified regional institutions, such as Fifth Third Bancorp, Marshall & Ilsley or USAA. Or, to niche category leaders, such as Synovus or MBNA.

Our Competitive Advantages

  •
  Customer-driven approach

  •
  Low-cost, technology-based operations

  •
  High "value-added" positioning with the consumer

  •
  No significant legacy system issues

  •
  Superior opportunity to integrate and cross-sell products across different business channels

  •
  Deep, talented management team comprised of career bankers, not technologists

  •
  Unique business opportunities, including financial intermediary and mortgage transaction processing services

Retail Internet Bank

  •
  NetBank operates as an FDIC-Insured federally chartered thrift institution and currently serves 148,000 customers from throughout all 50 states and more than 20 foreign countries

  •
  Focused on primary relationships—75% of account base is currently comprised of transactional deposit accounts

  •
  The bank is consistently rated among the top online banking institutions for overall value and ease of use from independent sources, including Forbes, Worth, Money and Gomez Advisors

Retail Internet Bank—Strategic Benefits

  •
  Branchless model operates at roughly 50% of traditional branch banking model

  •
  Superior consumer value proposition

  •
  Appeal to highly desirable market segment of emerging-affluent business professionals

  •
  Checking and mortgage products serve as cornerstones in developing long-term primary relationships with customers

  •
  High penetration of DDP (30%) and online bill pay (40%) among checking accounts

  •
  Lower attrition rates since customers can continue to bank with us whenever they relocate

Financial Intermediary

  •
  The bank now serves as an intermediary between consumers and institutional investors, providing consumers with competitively priced loans and investors with high-quality earning assets

  •
  Majority of assets held for sale on the balance sheet before being delivered into the secondary market

  •
  Select high-quality earning assets or loans to core banking customers are held long term

Financial Intermediary—Strategic Benefits

  •
  Elimination of need to grow the bank's balance sheet significantly, which would increase the bank's capital requirements

  •
  Reduced credit and interest rate risk

  •
  Significantly increased earnings potential based on loan volume

  •
  Diversification of revenue through net interest margin, gain on sale and fee income

Transaction Processing

  •
  Mortgage industry likely to follow trend of credit card industry, where market is dominated by a few large-scale originators

  •
  Resource Mortgage Solutions is a special division set up to sell our core mortgage lending competencies to community banks, credit unions and other financial businesses

  •
  Existing partnership with Independent Community Bankers of America to sell mortgage services to its more than 5,000 member institutions

Transaction Processing—Strategic Benefits

  •
  No significant upfront operating investment

  •
  Highly profitable business

  •
  Uniquely positioned to attract higher share of market since we are willing to private label service and hold the loan servicing rights

  •
  Long-term opportunity to deliver additional products and services through these partners

Additional Opportunities

  •
  Harvesting of excess capital

  •
  Insurance

  •
  Small business banking

  •
  Auto lending

  •
  Brokerage

  •
  Investment management

Financial Highlights

Consolidated Balance Sheet
As of June 30, 2002 (in 000's)

Cash	$164,707
Investment securities	734,045
Loans and lease receivables	2,254,453
Goodwill and intangibles	41,368
Other	395,850

Total assets	$3,590,423

Deposits	$1,787,683
Convertible subordinated debt	27,007
Other borrowed funds	1,175,613
Other liabilities	215,233

Total liabilities	3,205,536
Stockholders' equity	384,887

Total stockholders' equity and Liabilities	$3,590,423

Book value per share	$7.74
Tangible book value per share	$6.91
Allowance for loan and lease losses	69,498
ALL to Loans and Leases	3.08%
ALL to non-performing assets	79.23%

Income Statement*
As of June 30, 2002 (in 000's)

	Retail Banking	Mortgage Banking	Other	Total
Net interest income	$12,920	$8,691	$(435)	$21,176
Provision for loan losses	$269	$3,360	$—	$3,629
Service charges and fees	$3,560	$9,013	$—	$12,573

Total Revenue	$16,571	$54,619	$(388)	$70,802

Total non-interest expense	$15,875	$43,838	$1,532	$61,245

Income before income taxes	$696	$10,781	$(1,920)	$9,557
Income tax (expense) benefit	$(161)	$(4,089)	$665	$(3,586)

Net Income	$535	$6,692	$(1,255)	$5,971

Weighted Average Shares outstanding				49,248
Basic				$0.12
Diluted				$0.12

*
Exclusive of non-operting charges

Supplemental Financial Data

Pro Forma Retail Banking Statistics
($ in thousands, Unaudited)

2001	2002
3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Interest income	$41,982	$42,708	$38,987	$36,905	b
Interest expense	(27,778)	(27,342)	(24,179)	(23,985	)b

Net interest income	14,204	15,366	14,808	12,920
Provision for loan loss	1,808	1,256	(1,812)	269	b

Net interest income after provision	12,396	14,110	16,620	12,651
Service charges and fees	3,518	3,806	1,309	3,920

Total Revenues	15,914	17,916	17,929	16,571
Total expenses	13,833	16,798	16,141	a	15,874	b

Pre-tax income before gains on securities	2,081	1,118	1,788	697
Gain/loss on securities	1,034	1,008	(85)	—	b

Pre-tax income	$3,115	$2,126	$1,703	$697

Earning assets	$2,295,489	$2,540,515	$2,510,381	$2,470,023
Efficiencies
Interest income to earning assets	7.32%	6.72%	6.21%	5.98%
Interest expense to earning assets	(4.84)%	(4.30)%	(3.85)%	(3.88)%

Net interest income to earning assets	2.48%	2.42%	2.36%	2.09%
Provision for loan losses to earning assets	(0.32)%	(0.20)%	0.29%	(0.04)%
Service charges and fees to earning assets	0.61%	0.60%	0.21%	0.63%
Expenses to earning assets	(2.41)%	(2.64)%	(2.57)%	(2.57)%
Gain/loss on securities to earning assets	0.18%	0.16%	(0.01)%	0.00%

Pre-tax income	0.54%	0.33%	0.27%	0.11%

a.
The 1st quarter of 2002 is net of $2.9 million of restructing charges inconjunction with the RBMG purchase

b.
The 2nd quarter 2002 excludes $12,464 of premium writedowns, $2,900 of lost interest on Leases, $2,493 of prepayment penalties on FHLB advances, $1,772 of losses on sales of securities and $6,765 of other restructuring expneses

Supplemental Financial Data

Pro Forma Conforming Mortgage Banking Statistics
($ in thousands, Unaudited)

	2001				2002
	3rd Qtr		4th Qtr		1st Qtr		2nd Qtr
Pre-tax results
Net interest income	$4,158		$8,322		$6,948		$5,202
Net gain (loss) on sale of loans	32,074		38,142		38,200		24,942	d
Other income (loss)	764		620		435		1,609	d

Total revenues	36,996		47,084		45,583		31,753
Salary and employee benefits	11,053	a	13,452	b	14,335		14,508	d
Occupancy expense	3,779	a	4,254	b	4,294		3,038
Provision	1,229		1,777		420		650	e
General and administrative expenses	4,483		5,945		5,387	c	4,471

Expenses	20,544		25,428		24,436		22,667

Pre-tax	$16,452		$21,656		$21,147		$9,086

Production	$2,988,064		$3,613,005		$2,999,232		$2,424,641
Sales	$3,061,167		$3,326,054		$3,112,086		$2,484,049
Efficiencies
Revenues	1.21%		1.42%		1.47%		1.28%
Expenses	0.69%		0.70%		0.81%		0.94%

Pre-Tax	0.52%		0.71%		0.65%		0.34%

a.
Net of $1.5 million of accelerated amortization related to the company's new loan system and the relocation of RBMG in the 1st quarter of 2002 and $0.6 million of over-accrued employee benefits related the company's stock option plan

b.
Net of $1.3 million of accelerated amortization related to the company's new loan system and the relocation of RBMG in the 1st quarter of 2002 and $0.7 million of over-accrued employee pension expense

c.
Net of $0.7 million of merger related expenses

d.
Net of the reversal of $1.8 million of purchase accounting adjustments

e.
Net of $42 in additional provision

Supplemental Financial Data

Pro Forma Non-Conforming Mortgage Banking Statistics
($ in thousands, Unaudited)

	2001			2002
	3rd Qtr	4th Qtr		1st Qtr		2nd Qtr
Pre-tax results
Net interest income	$2,788	$4,395		$4,606		$4,244
Net gain (loss) on sale of loans	10,341	13,389		13,968		14,759	c
Other income (loss)	(3)	(112)		(2)		4

Total revenues	13,126	17,672		18,572		19,007
Salary and employee benefits	2,948	7,404	a	5,402		4,997	c,d
Occupancy expense	792	1,173	a	2,176		2,080	d
Provision	2,383	3,219		2,567	b	2,710
General and administrative expenses	1,533	1,261		1,949		2,835

Expenses	7,656	13,057		12,094		12,622

Pre-tax	$5,470	$4,615		$6,478		$6,385

Production	$417,796	$457,350		$450,340		$474,554
Sales	$361,546	$439,851		$456,370		$496,911
Efficiencies
Revenues	3.63%	4.02%		4.07%		3.83%
Expenses	1.83%	2.86%		2.69%		2.66%

Pre-Tax	1.80%	1.16%		1.38%		1.17%

a
Net of $119 of accelerated amortization related to the company's new loan system in the 1st quarter of 2002 and $272 of over-accrued employee pension expense

b
Net of $5,196 of additional reserves

c
Net of $3,167 purchase accounting adjustments

d
Net of $344 and $110 of Salary and employee benefits and occupancy expense, respectively, related to the closing of branches

Supplemental Financial Data

Pro Forma Servicing Segment Statistics
($ in thousands, Unaudited)

2001	2002
3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Net interest expense	$(1,119)	$(726)	$(826)	$(756)
Servicing fees	9,127	8,668	8,914	7,099
Other income (expense)	191	222	36	271

Total revenue	8,199	8,164	8,124	6,614
Amortization of mortgage servicing rights	4,991	4,937	5,488	4,155
Other expenses	3,335	a	4,216	a	4,445	4,343

Total expenses	8,326	9,153	9,933	8,498

Net pre-tax servicing margin	(127)	(989)	(1,809)	(1,884)

Gain (loss) on sale of mortgage servicing rights	396	(721)	264	983
Net hedge results	(7,534)	(7,522)	(11,204)	(3,789)

Net pre-tax income	$(7,265)	$(9,232)	$(12,749)	$(4,690)

Averaged loans serviced (b)	74,728	73,601	75,488	64,945
Averaged UPB serviced (b)	$8,188,416	$8,047,449	$7,576,817	$7,071,351
Servicing sold	$2,997,187	$2,224,984	$2,658,592	$2,444,478
Net pre-tax servicing margin to average UPB serviced	(.01)%	(.05)%	(.10)%	(.11)%

a.
Excludes $337 of accelerated depreciation & amortization related to the company's new loan system the relocation of RBMG in the 1st quarter of 2002 and

b.
Related only the company's owned mortgage servicing rights portfolio

Closing Prediction

Someone is going to reinvent retail banking. And that someone is going to be us!

Questions and Answers

NetBank, Inc. Investor Relations
c/o Matthew Shepherd
678-942-2683
mshepherd@netbank.com

Today's NetBank, Inc.

Low-Cost Operations;
High-Return Opportunities

August 2002

QuickLinks

EXHIBIT 99 PRESENTATION FOR ANALYSTS AND INVESTORS
  Exhibit 99
Cautionary Statement
Discussion Points
Industry Challenges
Our Operating History
Our Market Position Today
Financial Highlights
Consolidated Balance Sheet As of June 30, 2002 (in 000's)
Income Statement* As of June 30, 2002 (in 000's)
Supplemental Financial Data
Pro Forma Retail Banking Statistics ($ in thousands, Unaudited)
Pro Forma Conforming Mortgage Banking Statistics ($ in thousands, Unaudited)
Pro Forma Non-Conforming Mortgage Banking Statistics ($ in thousands, Unaudited)
Pro Forma Servicing Segment Statistics ($ in thousands, Unaudited)
Closing Prediction
Questions and Answers